Exhibit 99.1

Nabors Energy Transition Corp. Announces Stockholder Approval of Extension of Deadline to Complete Initial Business Combination

HOUSTON, TX, December 8, 2023 – Nabors Energy Transition Corp. (“NETC” or the “Company”) (NYSE: NETC, NETC.WS, NETC.U) announced today that, at a special meeting of NETC stockholders held on December 8, 2023 (the “Extension Meeting”), its stockholders approved an extension of the date by which it has to consummate its initial business combination, allowing the Company’s board of directors, without another stockholder vote, to extend such date up to three times for an additional one month each time (but in no event to a date later than 28 months from the closing of NETC’s initial public offering) (each such month, a “Monthly Extension Period”) by depositing $200,000 for each Monthly Extension Period into the Company’s trust account for its public stockholders. The Company will only file the third amended and restated certificate of incorporation to implement the extension (the “Extension Amendment”) if its previously announced initial business combination (the “Business Combination”) with Vast Renewables Limited (f/k/a Vast Solar Pty Ltd) (“Vast”) is not consummated by December 18, 2023, which has been submitted to a vote of NETC stockholders scheduled for December 13, 2023 (the “Business Combination Meeting”). To the extent the Business Combination is consummated before the Extension Amendment is filed and effective, a stockholder who validly exercised its redemption rights in accordance with the Extension Meeting will be deemed to have validly elected to redeem such shares in connection with the Business Combination Meeting.

About Nabors Energy Transition Corp.

NETC is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. NETC was formed to identify solutions, opportunities, companies or technologies that focus on advancing the energy transition; specifically, ones that facilitate, improve or complement the reduction of carbon or greenhouse gas emissions while satisfying growing energy consumption across markets globally.

Important Information about the Business Combination and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

In connection with the proposed Business Combination, Vast has filed a registration statement on Form F-4 (File No. 333-272058) (as amended, the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which includes (i) a prospectus of Vast relating to the offer of securities to be issued in connection with the proposed Business Combination and (ii) a definitive proxy statement of the Company, which has been distributed to holders of the Company’s capital stock in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the proposed Business Combination and other matters described in the Registration Statement. The Company and Vast also plan to file other documents with the SEC regarding the proposed Business Combination. The Registration Statement was declared effective by the SEC on November 21, 2023, and the definitive proxy statement/prospectus was mailed to the stockholders of the Company on or about November 22, 2023. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND VAST ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT HAVE BEEN OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

Investors and security holders are able to obtain free copies of the proxy statement/prospectus and other documents containing important information about the Company and Vast once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. In addition, the documents filed by the Company may be obtained free of charge from the Company’s website at www.nabors-etcorp.com or by written request to the Company at 515 West Greens Road, Suite 1200, Houston, TX 77067.

Participants in the Solicitation

The Company, Nabors Industries Ltd., Vast and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Business Combination. Information about the directors and executive officers of the Company is set forth in the Registration Statement. To the extent that holdings of the Company’s securities have changed since the amounts printed in the Registration Statement filed on November 22, 2023, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Registration Statement and will be contained in other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company and Vast management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company and Vast disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company and Vast caution you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company and Vast. These risks include, but are not limited to, general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability to complete the Business Combination or the convertible debt and equity financings contemplated in connection with the proposed Business Combination, including the proposed financing from Capital Airport Group and Nabors Lux 2 S.a.r.l. (“Nabors Lux”) pursuant to the Backstop Agreement, dated as of October 19, 2023, by and between Vast and Nabors Lux (the “Financing”), in a timely manner or at all (including due to the failure to receive required stockholder or shareholder, as applicable, approvals, or the failure of other closing conditions such as the satisfaction of the minimum trust account amount following redemptions by the Company’s public stockholders and the receipt of certain governmental and regulatory approvals), which may adversely affect the price of the Company’s securities; the inability of the Business Combination to be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination or the Financing; the inability to recognize the anticipated benefits of the proposed Business Combination; the inability to obtain or maintain the listing of Vast’s shares on a national exchange following the consummation of the proposed Business Combination; costs related to the proposed Business Combination; the risk that the proposed Business Combination disrupts current plans and operations of Vast, business relationships of Vast or Vast’s business generally as a result of the announcement and consummation of the proposed Business Combination; Vast’s ability to manage growth; Vast’s ability to execute its business plan, including the completion of the Port Augusta project, at all or in a timely manner and meet its projections; potential disruption in Vast’s employee retention as a result of the proposed Business Combination; potential litigation, governmental or regulatory proceedings, investigations or inquiries involving Vast or the Company, including in relation to the proposed Business Combination; changes in applicable laws or regulations and general economic and market conditions impacting demand for Vast’s products and services. Additional risks are set forth in the section titled “Risk Factors” in the Registration Statement and other documents filed, or to be filed with the SEC in connection with the proposed Business Combination. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations can be found in the Company’s periodic filings with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on March 22, 2023 and any subsequently filed Quarterly Reports on Form 10-Q. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Investor Relations Contact

William C. Conroy

william.conroy@nabors-etcorp.com